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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         July 15, 2003
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                                 ACCESSITY CORP.
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             (Exact name of registrant as specified in its charter)




         New York                    0-21467                     11-2750412
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



                       12514 West Atlantic Boulevard      33071
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (954) 752-6161
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 15, 2003, the Registrant amended the Employment Agreement dated July 18, 2002 between Accessity Corp. and John M. McIntyre (the "Amended Agreement") whereby Mr. McIntyre resigned as President and Chief Operating Officer of Accessity Corp. Under the terms of the Amended Agreement, Mr. McIntyre's employment shall terminate on December 31, 2003. Subsequently, on August 24, 2003, Mr. McIntyre resigned as a member of the Board of Directors of the Registrant.













                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        driversshield.com

                                        By: /s/ Barry Siegel
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                                        Name:  Barry Siegel
                                        Title: Chairman of the Board, Secretary,
                                               Chief Executive Officer


Date:  October 21, 2003